UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

April 7, 2005
Date of Report (Date of earliest event reported)

Greenfield Online, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50698	06-1440369
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

21 River Road
Wilton, CT 06897
(Address of Principal Executive Offices and Zip Code)

(203) 834-8585
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if changed since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

     On April 7, 2005, we held a conference call to discuss our acquisition of Ciao AG, a privately held German company (“Ciao”), and during such call we discussed certain aspects of our results of operations for the quarter ended March 31, 2005. Information about the conference call was set forth in a press release that we made publicly available on April 7, 2005 and that was furnished as an exhibit to our Current Report on Form 8-K that we filed with the SEC on April 7, 2005. Replays of the call are available for a limited period of time on our website at www.greenfield.com. A transcript of the Company’s remarks and excerpts from the question and answer period which followed is furnished herewith as Exhibit 99.1. This information contained in this Current Report on Form 8-K, including the Exhibit furnished herewith, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

     The attached Exhibit 99.1 refers to EBITDA, which is a non-GAPP measure. All references to our EBITDA refer to adjusted EBITDA, which we define as earnings before interest expense, other income, income taxes, depreciation and amortization and stock based compensation. Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies. We believe that adjusted EBITDA provides an additional way to view our operations, when considered with both our GAAP results and the reconciliation to net income, which we believe provides a more complete understanding of our business than could be obtained absent this disclosure. Adjusted EBITDA is presented solely as a supplemental disclosure because: (i) we believe it is a useful tool for investors to assess the operating performance of the business without the effect of non-cash depreciation and amortization expenses; (ii) we believe that investors will find it useful in assessing our ability to service or incur indebtedness; and (iii) we use adjusted EBITDA internally to evaluate the performance of our personnel and also as a benchmark to evaluate our operating performance or compare our performance to that of our competitors. The use of adjusted EBITDA has limitations and you should not consider adjusted EBITDA in isolation from or as an alternative to GAAP measures such as net income, cash flows from operating activities and consolidated income or cash flow statement data prepared in accordance with GAAP, or as a measure of profitability or liquidity. We are still in the process of accumulating our results of operations for the first quarter of 2004 and did not refer to any GAAP measures on the April 7, 2005 conference call with respect to the first quarter of 2004. Therefore, we will not be providing a reconciliation of adjusted EBITDA to net income or any other GAAP measures.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1	Excerpts from Transcript of Conference Call held on April 7, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENFIELD ONLINE, INC.
By:	/s/ Robert E. Bies
Robert E. Bies
Executive Vice President and Chief Financial Officer

Dated: April 12, 2005

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